UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2013

PACIFIC CLEAN WATER TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54392	27-1662208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19800 MacArthur Blvd, Suite 371 Irvine, CA 92612
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code:  714.809.7881

UNSEEN SOLAR, INC. 505 Camino Elevado Bonita, CA 91902
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁭
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

Our Board of Directors has authorized the issuance of a 3-1 a stock dividend to holders of the Company’s common stock.   Pursuant to the dividend, the Company will issue two (2) shares of Company common stock for each share of common stock issued and outstanding.  The stock dividend will be mailed directly to shareholders without any further action on their part.   The dates for the stock dividend are as follows:  Record Date:  4/5/13; Payment Date:  4/5/13; Ex Date:  4/8/13.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Clean Water Technologies, Inc. a Delaware corporation

Dated: April 8, 2013	By:	/s/ Craig S. McMillan
Craig S. McMillan Chief Executive Officer